The Guardian Investor Variable Annuity B Series

and

The Guardian Investor Variable Annuity L Series

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

Prospectus supplement dated March 11, 2011 to the prospectuses dated December 20, 2010.

The following supplemental information should be read in conjunction with:

the Prospectuses dated December 20, 2010, for The Guardian Investor Variable Annuity B Series and The Guardian Investor Variable Annuity L Series, individual flexible premium deferred variable annuity contracts issued through The Guardian Separate Account R.

Except as set forth herein, all provisions of the prospectuses noted above shall remain unchanged.

Effective after the close of business on March 11, 2011, and incident to shareholder approval, the Seligman Communications and Information Portfolio (and its corresponding sub-account) will be merged into the Seligman Global Technology Portfolio. As a result of this merger, the Seligman Communications and Information Portfolio is no longer available as an investment option under the above-referenced contracts and is replaced by the following:

Fund	Investment Objective	Typical Investments
Seligman Global Technology Portfolio (Class 2)	Long-term capital appreciation	Invests at least 80% of assets in equity securities of U.S. and non-U.S. companies with business operations in technology and technology related industries. Under normal market conditions, the fund will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. May invest in companies of any size.

The fund’s investment advisor and principal business address is shown in the table below:

Investment Advisor and Principal Business Address
Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110

This Prospectus Supplement should be retained with the Prospectus for future reference.

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